UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 11 , 2016

ECO ENERGY TECH ASIA, LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-207095	47-3444723
(Commission File Number)	(IRS Employer Identification No.)

Flat A, 15/F, Block 1, Site 7, Whampoa Garden, Hung Hom, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

(852) 91235575

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Eco Energy Tech Asia, Ltd. (the “Company”) was notified that, effective April 30, 2016, AWC (CPA) Limited (“AWC”) has merged (the “Merger”) with Dominic K.F. Chan & Co. (“DKFC”) and formed DCAW (CPA) Limited (“DCAW”), which is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result of the Merger, Dominic K.F. Chan & Co. resigned as the Company’s independent registered public accounting firm on April 30, 2016. On May 11, 2016, the Company engaged DCAW (CPA) Limited as its independent registered public accounting firm. The engagement of DCAW was approved by the Company’s board of directors on May 11, 2016.

The audit reports of Dominic K.F. Chan & Co. on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 through the date of this Current Report, there were: (i) no disagreements with Dominic K.F. Chan & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Dominic K.F. Chan & Co. would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through May 11, 2016, neither the Company nor anyone on its behalf consulted with DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Dominic K.F. Chan & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Dominic K.F. Chan & Co. agrees with the statements made therein. A copy of such letter, dated May 11, 2016, furnished by  Dominic K.F. Chan & Co. is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of Dominic K.F. Chan & Co. dated May 11, 2016

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO ENERGY TECH ASIA, LTD

Date: May 11, 2016	By:	/s/ Yuen May Cheung
Yuen May Cheung
Chief Executive Officer